UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive
Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 16, 2015, Lockheed Martin Corporation (the “Corporation”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I to the Underwriting Agreement, in connection with the issuance and sale of a total of $7,000,000,000 of senior unsecured notes, consisting of $750,000,000 aggregate principal amount of 1.85% Notes due 2018 (the “2018 Notes”), $1,250,000,000 aggregate principal amount of 2.50% Notes due 2020 (the “2020 Notes”), $500,000,000 aggregate principal amount of 3.10% Notes due 2023 (the “2023 Notes”), $2,000,000,000 aggregate principal amount of 3.55% Notes due 2026 (the “2026 Notes”), $500,000,000 aggregate principal amount of 4.50% Notes due 2036 (the “2036 Notes”) and $2,000,000,000 aggregate principal amount of 4.70% Notes due 2046 (the “2046 Notes” and, together with the 2018 Notes, the 2020 Notes, the 2023 Notes, the 2026 Notes, and the 2036 Notes, the “Notes”). The Notes were issued in a public offering pursuant to the Corporation’s effective registration statement on Form S-3 (File No. 333-197577) and the base prospectus included in that registration statement, as supplemented by the final prospectus supplement dated November 16, 2015, as filed with the Securities and Exchange Commission (“SEC”) on November 17, 2015 (the “Final Prospectus Supplement”).

The 2018 Notes mature on November 23, 2018, the 2020 Notes mature on November 23, 2020, the 2023 Notes mature on January 15, 2023, the 2026 Notes mature on January 15, 2026, the 2036 Notes mature on May 15, 2036 and the 2046 Notes mature on May 15, 2046. The Corporation will pay interest on the 2018 Notes and 2020 Notes semiannually on May 23 and November 23 of each year beginning on May 23, 2016. The Corporation will pay interest on the 2023 Notes and 2026 Notes semiannually on January 15 and July 15 of each year beginning on July 15, 2016. The Corporation will pay interest on the 2036 Notes and 2046 Notes semiannually on May 15 and November 15 of each year beginning on May 15, 2016. The Corporation may, at its option, redeem the Notes of any series in whole or in part at any time and from time to time at the redemption price described in the Final Prospectus Supplement. A copy of the Underwriting Agreement and the forms of Notes are filed as exhibits to this report and are incorporated by reference herein.

The Notes will be issued under an indenture (the “Indenture”) entered into by the Corporation with U.S. Bank National Association, as trustee, on September 6, 2011, pursuant to which the Corporation may issue an unlimited amount of debt securities from time to time in one or more series. A copy of the Indenture previously was filed as an exhibit to the Corporation’s Current Report on Form 8-K filed with the SEC on September 8, 2011.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 16, 2015, by and among the Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Form of 1.85% Notes due 2018.

4.2	Form of 2.50% Notes due 2020.

4.3	Form of 3.10% Notes due 2023.

4.4	Form of 3.55% Notes due 2026.

4.5	Form of 4.50% Notes due 2036.

4.6	Form of 4.70% Notes due 2046.

5.1	Opinion of Hogan Lovells US LLP.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation

Date: November 19, 2015	by:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 16, 2015, by and among the Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Form of 1.85% Notes due 2018.

4.2	Form of 2.50% Notes due 2020.

4.3	Form of 3.10% Notes due 2023.

4.4	Form of 3.55% Notes due 2026.

4.5	Form of 4.50% Notes due 2036.

4.6	Form of 4.70% Notes due 2046.

5.1	Opinion of Hogan Lovells US LLP.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).